Event after the reporting period	12 Months Ended
Dec. 31, 2018
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Event after the reporting period

29. Event after the reporting period

(a)    On February 8, 2019, Dr. Frank Armstrong resigned as a non-executive director of the Group.

(b)    On April 23, 2019 the Group agreed an amendment to the terms of its bank loan with the lenders. The new terms extended the interest-only period to December 31, 2019 followed by a 15-month capital and interest repayment period. The Group has undertaken a preliminary assessment under IFRS 9 and determined it to be a non-substantial modification.

Following completion of the merger with OncoMed, under the terms of the loan agreement, Mereo expects to issue approximately 321,444 additional warrants to its lenders giving them the right to subscribe for ordinary shares at an exercise price of £2.95.

(c)    On April 23, 2019, Mereo completed the acquisition of OncoMed, a clinical-stage biopharmaceutical company whose shares were previously traded on NASDAQ. Mereo acquired 100% of the voting equity interests declared, and OncoMed will continue as a wholly-owned indirect subsidiary of Mereo. The Mereo Board believes that the combination of Mereo’s biopharmaceutical portfolio of four assets with OncoMed’s two lead assets will create a diversified combined portfolio, resulting in an increased number of potential near-term catalysts with a core focus remaining on Mereo’s strategy to target rare diseases, and that the cash position of the Combined Company will provide an extended operational runway, with the potential for such runway to be extended significantly further through partnering deals.

The initial consideration for the purchase amounted to £40,892,478 in the form of 24,783,320 ordinary shares. The fair value of the ordinary shares issued was measured using the closing market price of Mereo’s ordinary shares at the acquisition date. Further amounts may be payable the former owners of OncoMed governed by the terms of an agreed Contingent Value Rights (CVR) agreement. The CVR represents the non-transferable contractual right for previous shareholders in OncoMed, Inc. to receive certain share and cash payments from Mereo if specified milestones are achieved within agreed time periods. The CVR milestone relates to OncoMed’s etigilimab (anti-TIGIT, OMP-313M32) and navicixizumab (anti-DLL4/VEGF, OMP-305B83) therapeutic candidates. The contingent payments become payable upon the achievement of the milestones as follows:

The TIGIT milestone

A payment, in the form of Mereo ADSs, will be made to CVR holders if, prior to December 31, 2019, the following milestone is achieved:

•

Celgene exercises the exclusive option granted by OncoMed to Celgene in relation to OncoMed’s OMP-313M32 product pursuant to the Master Research and Collaboration Agreement by and among Celgene and OncoMed, dated December 2, 2013; and

•	The receipt by OncoMed of the initial $35 million cash milestone payment due from Celgene pursuant to such Celgene option exercise.

If the TIGIT milestone is achieved, holders of CVRs would be entitled to receive a number of Mereo ADSs equal to the $35 million cash milestone payment received net of any tax and other reasonable expenses, divided by the volume-weighted average price per Mereo ADS for the 10-trading day period immediately following the date of the announcement by Mereo of the receipt of such cash payment. The TIGIT milestone payment is subject to a share consideration cap, such that the number of Mereo shares underlying the Mereo ADSs to be issued pursuant to the CVR agreement, when aggregated with the number of Mereo shares underlying the Mereo ADSs issued as share consideration pursuant to the merger agreement, cannot exceed 40% of the enlarged Group after issuing the consideration shares.

The NAVI milestones

A cash payment will be made to CVR holders if, within 18 months following the closing of the merger, Mereo or any of its subsidiaries enters into a definitive agreement with one or more third parties regarding the OMP-305B83 products and, within five years of the closing of the merger, Mereo or any of its subsidiaries receives eligible cash milestone payments. If a NAVI milestone is achieved, holders of CVRs would be entitled to receive an amount in cash equal to 70% of the amount of such eligible cash milestone payment, net of any tax and other reasonable expenses. The NAVI milestone payments are subject to a cash consideration cap, pursuant to which the aggregate principal amount of all cash payments made to holders of CVRs by Mereo shall in no case exceed $79.7 million.

We have estimated that the fair value of the deferred consideration is immaterial and have not provided for any amount payable.

We are finalizing the purchase price allocation and have determined a preliminary estimate of the fair value of the intangible assets acquired of £14.5 million. We acquired cash and cash equivalents, and short-term investments at completion of $50.8 million.

We are finalizing the valuation of other assets and liabilities which will determine the amount of goodwill to be recognised. This will be disclosed in our interim financial statements for the period ending June 30, 2019.